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Exhibit 10.14.2

Notice of Grant of Stock Options and Option Agreement	GENZYME CORPORATION ID: 06-1047163 500 Kendall Street Cambridge, MA 02142

[First Name][Family Name] [Address Line 1] [City], [State] [Postal Code]	Option Number: Plan: ID:	[00000000] [####] [SSN or Emp. ID]]

Effective [Date], you have been granted a Non-Statutory Stock Option to buy [#,####] shares of GENZYME CORPORATION (the Company) stock at $[Value] per share.

The total option price of the shares granted is $[Value].

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
[#,###]	On Vest Date	[Date]	[Date]
[#,###]	On Vest Date	[Date]	[Date]
[#,###]	On Vest Date	[Date]	[Date]
[#,###]	On Vest Date	[Date]	[Date]
[#,###]	On Vest Date	[Date]	[Date]

MAINTAIN THIS COPY FOR YOUR RECORDS.

These options are granted under and governed by the terms and conditions of the Company's Stock Option plan as amended and the Option Agreement, all of which are attached and made a part of this document.

 GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN
OFFICER (TIER I)
NONSTATUTORY STOCK OPTION AGREEMENT

        1.    Plan Incorporated by Reference.    This Option is issued pursuant to the terms of the Plan, as amended or may be amended, and this Nonstatutory Stock Option Agreement ("Agreement"), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan. This Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

        2.    Option Price.    The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option (the "Option Price") is the option price set forth in the Notice of Grant of Stock Options associated with this Agreement ("Notice").

        3.    Exercisability Schedule.    This Stock Option will vest in accordance with the exercisability schedule set forth in the Notice, provided that Participant is continuously employed with the Company or an Affiliate through each applicable date set forth in such schedule, except as otherwise specified herein. This Option may be exercised for the purchase of only whole shares at any time and from time to time up to the number of shares vested per such schedule set forth. This Option may not be exercised as to any shares after the date of expiration set forth in the Notice.

        4.    Method of Exercise.    To exercise this Option, the Participant shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Participant a certificate representing the number of shares with respect to which the Option is being exercised.

        5.    Recapitalization, Mergers, Etc.    In the event of a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, the Committee may upon written notice to the Participant provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period. Notwithstanding the foregoing, in the event of a change in control of the Company (as defined in the Participant's employment agreement), this Option shall become exercisable as to all shares without regard to any deferred exercisability schedule or deferred exercise period.

        6.    Transferability.    This Option may be transferred without consideration (or for such consideration as the Committee may from time to time deem appropriate) by the holder thereof to any Family Member; provided, however, that no subsequent transfer of such option shall be permitted except for transfers: (i) to a Family Member; (ii) back to the Participant; or (iii) pursuant to the applicable laws of descent and distribution. For this purpose, "Family Member" shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including any adoptive relationships, and any other person sharing the Participant's household (other than as a tenant or employee); (ii) any trust in which any of the persons described in clause (i) holds a greater than 50% beneficial interest; (iii) any foundation in which any of the persons described in clause (i) or the Participant controls the management of assets; or (iv) any other entity in which any of the persons described in clause (i) or the Participant holds more than 50% of the voting interests.

        7.    Exercise of Option After Termination of Employment.    If the Participant's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by the Company without cause; by the Company as a result of disability (as defined in the Participant's employment agreement); due to death or after having achieved retirement status (defined as a minimum of age 60 plus a minimum of five years of service provided termination is not for cause), the Participant may exercise the rights that were available to the Participant at the time of such termination only within three months from the date of termination. If Participant's employment is terminated by the Company without cause, this Option shall become exercisable as to all shares without regard to any deferred exercise period, and such rights may be exercised within three months from the date of termination. If Participant's employment is terminated as a result of disability, this Option shall become exercisable as to all shares without regard to any deferred exercise period, and such rights may be exercised within twelve months from the date of termination. Upon the death of the Participant, this Stock Option shall become exercisable as to all shares without regard to any deferred exercise period, and his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise such rights. Notwithstanding the foregoing three sentences, if the Participant has achieved retirement status as of the date of termination for any reason (including death and disability) except for cause, this Stock Option shall become exercisable as to all shares without regard to any deferred exercise period, and such rights may be exercised within three years from the date of termination. Termination by the Company of the Participant's employment for "cause" shall mean termination upon (A) the willful and continued failure by him or her to substantially perform his or her duties with the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Company, which demand specifically identifies the manner in which the Company believes that he or she has not substantially performed his or her duties, or (B) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. In the case of any Participant who is a corporate officer of the Company, determination for purposes of this section of whether termination of such Participant's employment is for "cause" shall be made by the Committee. In the case of any Participant who is not a corporate officer of the Company, determination for purposes of this section of whether termination of such Participant's employment is for "cause" shall be made by the Senior Vice President, Chief Human Resources Officer, in his sole discretion, whose decision shall be final.

        8.    Compliance with Securities Laws.    It shall be a condition to the Participant's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Participant shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Participant, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

        9.    Payment of Taxes.    The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other federal or state taxes imposed on the sale of the shares to be paid by the Participant. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its

Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

        10.    Rights Limited.    The Committee, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan. Any Option grant made under the Plan shall be made in the sole discretion of the Committee, or its delegate as appointed in accordance with the Plan, and no prior Option grant shall entitle a person to any future Award. In no event shall the Plan, or any Option grant made under the Plan, form a part of an employee's or consultant's contract of employment or service, if any. Neither the Plan, nor any Option grant made under the Plan, shall confer upon any employee or consultant of the Company or its Affiliate any right with respect to the continuance of his or her employment by, or other service with, the Company or its Affiliate, nor shall they limit the rights of the Company or its Affiliate to terminate the employee or consultant or otherwise change the terms of service. No Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan or any Option until he or she becomes the holder thereof. The loss of existing or potential profit in an Option grant shall not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or its Affiliate to the Participant.

        11.    Acceptance.    Failure of the Participant to accept the terms and conditions of this Option in accordance with the requirements of the Committee or its delegate, as applicable, can result in adverse consequences to the Participant, including cancellation of the Option.

ACKNOWLEDGED AND AGREED:
Participant Signature
Participant Name (Print)
Date

 GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN
Officer (Tier II)
Nonstatutory Stock Option Agreement

        1.    Plan Incorporated by Reference.    This Stock Option is issued pursuant to the terms of the Plan, as amended or may be amended, and this Nonstatutory Stock Option Agreement ("Agreement"), and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan. This Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

        2.    Option Price.    The price to be paid for each share of Stock issued upon exercise of the whole or any part of this Stock Option (the "Option Price") is the option price set forth in the Notice of Grant of Stock Options associated with this Agreement ("Notice").

        3.    Exercisability Schedule.    This Stock Option will vest in accordance with the exercisability schedule set forth in the Notice, provided that Participant is continuously employed with the Company or an Affiliate through each applicable date set forth in such schedule, except as otherwise specified herein. This Stock Option may be exercised for the purchase of only whole shares at any time and from time to time up to the number of shares vested per such schedule. Notwithstanding anything in this Agreement, this Stock Option may not be exercised as to any shares after the date of expiration set forth in the Notice.

        4.    Method of Exercise.    To exercise this Stock Option, the Participant shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Stock Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may approve. Promptly following such notice, the Company will deliver to the Participant a certificate representing the number of shares with respect to which the Stock Option is being exercised.

        5.    Recapitalization, Mergers, Etc.    In the event of a Covered Transaction, the Administrator may upon written notice to the Participant provide that this Stock Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Administrator may in its discretion accelerate or waive any deferred exercise period. Notwithstanding the foregoing, in the event of a change in control of the Company (as defined in a vote of the Compensation Committee adopted May 29, 2002), this Stock Option shall become exercisable as to all shares without regard to any deferred exercisability schedule or deferred exercise period.

        6.    Transferability.    This Stock Option may be transferred without consideration (or for such consideration as the Administrator may from time to time deem appropriate) by the holder thereof to any Family Member; provided, however, that no subsequent transfer of such option shall be permitted except for transfers: (i) to a Family Member; (ii) back to the Participant; or (iii) pursuant to the applicable laws of descent and distribution. For this purpose, "Family Member" shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including any adoptive relationships, and any other person sharing the Participant's household (other than as a tenant or employee); (ii) any trust in which any of the persons described in clause (i) holds a greater than 50% beneficial interest; (iii) any foundation in which any of the persons described in clause (i) or the Participant controls the management of assets; or (iv) any other entity in which any of the persons described in clause (i) or the Participant holds more than 50% of the voting interests.

        7.    Exercise of Stock Option After Termination of Employment.    If the Participant's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the

Code applies, is terminated for any reason other than by the Company as a result of disability (within the meaning of section 22(e)(3) of the Code); due to death; or after having achieved retirement status (defined as a minimum of age 60 plus a minimum of five years of service provided termination is not for cause), the Participant may exercise the rights that were available to the Participant at the time of such termination only within three months from the date of termination. If Participant's employment is terminated as a result of disability, this Stock Option shall become exercisable as to all shares without regard to any deferred exercise period, and such rights may be exercised within twelve months from the date of termination. Upon the death of the Participant, this Stock Option shall become exercisable as to all shares without regard to any deferred exercise period, and his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise such rights. Notwithstanding the foregoing two sentences, if the Participant has achieved retirement status as of the date of termination for any reason (including death and disability) except for cause, this Stock Option shall become exercisable as to all shares without regard to any deferred exercise period, and such rights may be exercised within three years from the date of termination. If the Participant's employment is terminated for cause, the Participant may exercise the rights which were available to the Participant at the time of such termination only within three months from the date of termination. Termination by the Company of the Participant's employment for "cause" shall mean termination upon (A) the willful and continued failure by him or her to substantially perform his or her duties with the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Company, which demand specifically identifies the manner in which the Company believes that he or she has not substantially performed his or her duties, or (B) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. In the case of any Participant who is a corporate officer of the Company, determination for purposes of this section of whether termination of such Participant's employment is for "cause" shall be made by the Committee. In the case of any Participant who is not a corporate officer of the Company, determination for purposes of this section of whether termination of such Participant's employment is for "cause" shall be made by the Senior Vice President, Chief Human Resources Officer, in his sole discretion, whose decision shall be final. A "Designated Beneficiary" means the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, "Designated Beneficiary" means the Participant's estate.

        8.    Payment of Taxes.    The Participant shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the exercise of this Stock Option. The Administrator may, in its discretion, require any other federal or state taxes imposed on the sale of the shares to be paid by the Participant. In the Administrator's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of this Stock Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

        9.    Rights Limited.    The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a Participant under the Plan. Any grant made under the Plan shall be made in the sole discretion of the Administrator and no prior grant shall entitle a person to any future grant. Nothing in the Plan or any Stock Option grant will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. In no event shall the Plan, or any grant made under the Plan, form a part of an employee's or consultant's contract of employment or service, if any. The loss of existing or potential profit in Stock Options will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

        10.    Acceptance.    Failure of the Participant to accept the terms and conditions of this Stock Option in accordance with the requirements of the Administrator can result in adverse consequences to the Participant, including cancellation of the Stock Option.

ACKNOWLEDGED AND AGREED:
Participant Signature
Participant Name (Print)
Date

QuickLinks

  Exhibit 10.14.2
GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN OFFICER (TIER I) NONSTATUTORY STOCK OPTION AGREEMENT
GENZYME CORPORATION 2004 EQUITY INCENTIVE PLAN Officer (Tier II) Nonstatutory Stock Option Agreement